EXHIBIT 4.1

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT. INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE.
N U M B E R 9019	Miller Energy Resources, Inc.	S H A R E S
AUTHORIZED COMMON STOCK:		CUSIP 600527 10 5
500,000,000 SHARES
PAR VALUE: $.0001

This Certifies that	[SPECIMEN]

Is The Record Holder Of:
Shares of Miller Energy Resources, Inc. Common Stock

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Paul Boyd	/s/ Scott M. Boruff
CHIEF FINANCIAL OFFICER	CHIEF EXECUTIVE OFFICER

COUNTERSIGNED & REGISTERED
INTERWEST TRANSFER CO. INC. P.O. BOX 17136 | SALT LAKE CITY, UTAH 84114		COUNTERSIGNED Transfer Agent Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of			Under Uniform Gifts to Minors
		Survivorship and not as tenants			Act
		in common			(State)

Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint _______________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ________________

NOTICE:			THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

• NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK), OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

TRANSFER FEE WILL APPLY

***FOR MEDALLION GUARANTEE USE ONLY***